Exhibit IV
----------

                         AMENDMENT TO PROMISSORY NOTE

     The undersigned hereby agree to amend that certain Promissory Note (the "Note") dated March 31, 1997 in the amount of $10,000,000 made by ADVANCED TISSUE SCIENCES, INC. ("ATS") in favor of SMITH & NEPHEW SNATS, INC. ("S&N") by deleting Section 2.3 in its entirety and replacing it with the following:

     Section 2.3. Payment in ATS Common Stock. (a) In lieu of paying any principal or interest payment hereunder in U.S. dollars, ATS may pay such payment in shares of ATS Common Stock; provided that each of the following conditions is met:

     (i) ATS provides S&N with at least thirty (30) days prior written notice of ATS's election to make such payment in shares of ATS Common Stock (each such notice being referred to as a "Stock Election Notice");

     (ii) each of the shares of ATS Common Stock issued to S&N as payment, when delivered to S&N, (A) is duly registered under the Securities Act of 1933, as amended (the "Act"), and under any applicable state securities laws, (B) is listed and freely tradable on the Nasdaq Stock Market, and (C) is duly authorized, validly issued, fully paid and nonassessable and free from any lien (statutory or other), claim, charge, security interest, pledge, right of first refusal, preemptive right or any other restriction or encumbrance of any kind; provided, that S&N waives the conditions set forth in clauses (i), (ii)(A) and
(ii)(B), but only with respect to shares of ATS Common Stock delivered under this Section 2.3 pursuant to a Stock Election Notice received by S&N in respect to payment in full of the unpaid principal and interest on this Note made prior to July 1, 1999 (such shares of ATS Common Stock so delivered being referred to herein as the "Unregistered Shares"); and

     (iii) at the time such payment is made, ATS Common Stock is actively traded on the Nasdaq Stock Market.

     (b) In the event that ATS pays any principal or interest payment in shares of ATS Common Stock in accordance with Section 2.3(a), ATS will deliver such shares to S&N on the day that the principal or interest is to be paid and shall only deliver to S&N whole shares of such ATS Common Stock. Such shares shall be in good and transferable form, shall be registered in the name of S&N or such other name as S&N shall designate and, at the option of S&N, shall be delivered by wire transfer or book entry at a depository or clearing house designated by S&N; provided, that any Unregistered Shares delivered in payment of this Note (1) shall constitute "restricted securities" under Rule 144 under the Act, (2) may not be sold by S&N unless the Unregistered Shares are registered under the Act or unless an exemption from registration is available and (3) shall be evidenced by one or more certificate that may bear one or more of the following legends:

          (A) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with counsel satisfactory to ATS that such registration is not required or unless sold pursuant to Rule 144 or 144A of such Act or registration under the Act is unnecessary in order for such transfer to comply with the Act"; or (B) any legend that may be required by the Commissioner or corporations of the State of California or required pursuant to any state, local or foreign laws governing such securities."

     (c) For purposes of determining the number of shares of ATS Common Stock payable for any principal or interest payment, such shares shall be valued at the average of the high and low sales prices reported on the Nasdaq Stock Market for each of the ten (10) trading days immediately preceding the day such payment is made, except for any Stock Election Notice received by S&N prior to July 1, 1999 in which case such shares shall be valued at the average of the high and low sales prices reported on the Nasdaq Stock Market for each of the ten (10) trading days immediately preceding the date of the Stock Election Notice.

     (d) With respect to any Unregistered Shares, S&N shall have the rights to request registration, and ATS shall have the rights and obligations with respect to such registration, as set forth in Exhibit "A" hereto."

All other terms and condition of the Note shall remain in full force and effect.

Dated: June 18, 1999

ADVANCED TISSUE SCIENCES, INC.            SMITH & NEPHEW SNATS, INC.

By: /s/ Gail K. Naughton                  By: /s/ Clifford K. Lomax
   ----------------------------              -----------------------

Name: Dr. Gail K. Naughton                Name: Clifford K. Lomax
     --------------------------                ---------------------
           President and
Title:  Chief Operating Officer            Title: Vice President & Treasurer
      -------------------------                  ---------------------------

                                                                       EXHIBIT A

                              REGISTRATION RIGHTS

1. Definitions. For purposes of this Exhibit A: (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document; (b) The term "Registrable Securities" means (1) the Unregistered Shares and (2) any Common Stock of ATS issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Unregistered Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights are not derived by assignment under this Exhibit A; (c) The term "Holder" means S&N or any assignee thereof in accordance with Section 9 hereof.

2.   Demand Rights.

     (a) Registration. Upon receipt by ATS of a written request from S&N that ATS register all of the Registrable Securities, then ATS shall:

          (i) within ten (10) days after receipt thereof, give written notice of such request to all other Holders known to ATS; and

          (ii) subject to the limitations of this Section 2, use its diligent efforts to prepare and file with the Securities and Exchange Commission (the "SEC") as soon as practicable, and in any event within sixty (60) days after receipt of such request, a registration statement under the Act which shall include all Registrable Securities which the participating Holders request ATS to register pursuant to a written request delivered to the Secretary of ATS and received by such Secretary within twenty (20) days after ATS mails notice to the other Holders pursuant to Section 2(a)(i) hereof.

     (b) Underwriting. In connection with a registration effected pursuant to this Section 2, if the participating Holders intend to distribute some or all of the Registrable Securities covered by their requests through an underwritten public offering, then the underwriter will be selected by the participating Holders and shall be reasonably acceptable to ATS. The participating Holders and ATS shall enter into an underwriting agreement in customary form with the selected underwriter. If any Holder declines to execute such underwriting agreement, then such Holder shall not have any right to include any Registrable Securities in such underwriting. Notwithstanding any other provision of this
Section 2(b), if the underwriter advises the participating Holders and ATS in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all of the participating Holders thereof, in proportion to the amount of Registrable Securities of ATS held by each participating Holder; provided, however, that the number of shares of Registrable Securities owned by the Holder who initiated the request for the demand registration shall not be reduced until all other Holders have been eliminated entirely. The registration statement filed pursuant to the request of the participating Holders may include other ATS securities held by persons with registration rights and may also include securities of ATS being sold by ATS for its own account, provided that if more than 50% of the shares sold in such offering are for the account of ATS, then such registration shall not be counted for the purpose of the limitation set forth in Section 2(c)(ii).

          (c) Limitations. ATS shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2:

               (i) In any jurisdiction in which ATS would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless ATS is already subject to service of process in such jurisdiction and except as may be required by the Act.

               (ii) After the Holders have registered Registrable Securities pursuant to this Section 2 on one occasion; provided, however, that if all of the participating Holders notify ATS in writing that they withdraw their request to register their Registrable Securities pursuant to this Section 2 prior to the filing of the registration statement in connection with such registration, and they pay the Registration Expenses (as defined below) in connection with such registration, then such registration shall not be counted for purposes of this limitation.

               (iii) At any time during the period beginning when ATS has commenced registration procedures (whether by means of holding discussions with an underwriter or commencing preparation of the registration statement) with respect to the filing of another registration statement (other than on Form S-8 or S-4) of ATS with the SEC which it in good faith expects to file within thirty
(30) days and ending the earliest of (A) the abandonment of such other offering; or (B) 180 days after the effective date of such other registration statement relating to the other offering.

               (iv) If ATS shall furnish to the Holders a certificate signed by the President of ATS stating that in the good faith judgment of the Board of Directors of ATS, it would be detrimental to ATS and its stockholders for a registration statement to be effected at such time, in which event ATS shall have the right to defer the filing of the registration statement for a period of not more than 120 days and for no more than once in any 12-month period.

3.   Piggyback Rights.

          (a) Notice of Registration. If (but without any obligation to do so) ATS proposes to register (including for this purpose a registration effected by ATS for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in an ATS stock plan), ATS shall, at such time, promptly give each Holder written notice of such registration.

Upon the written request of each Holder given within 20 days after mailing of such notice by ATS in accordance with Section 4.2 of the Note, shall, subject to the provisions of Section 3(b) hereof, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

     (b) Underwriting. If the registration of which ATS gives notice is for a registered public offering involving an underwriting, ATS shall so advise the Holders as a part of the written notice given pursuant to Section 3(a) hereof. In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with ATS and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by ATS. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. ATS shall so advise all Holders (except those Holders who have indicated to ATS the decision not to distribute any of their Registrable Securities through such underwriting) ("Non-participating Holders"), and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of ATS securities owned by such Holders at the time of filing the registration statement; provided, however, that all Registrable Securities proposed to be sold for the account of the Non-participating Holders (or their transferees) shall be excluded from the registration and underwriting prior to any reduction in the number of Registrable Securities proposed to be sold for the account of other Holders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to ATS and the underwriter. The Registrable Securities or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then ATS shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

4. Obligations of ATS. Whenever required under this Exhibit A to effect the registration of any Registrable Securities, ATS shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, if based upon a demand from a Holder, keep such registration statement effective until all of the shares of Stock have been sold.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that ATS shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Exhibit A, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Exhibit A, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing ATS for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of ATS, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

5. Furnish Information. It shall be a condition precedent to the obligations of ATS to a particular selling Holder to take any action pursuant to this Exhibit A that such selling Holder shall furnish to ATS such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such selling Holder's Registrable Securities.

6. Expenses of ATS Registration. ATS shall bear and pay all expenses (the "Registration Expenses") incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 2 and 3 hereof, including (without limitation) all registration, filing and qualification fees, printers costs, company attorneys' fees, and accounting fees relating or apportionable thereto, and up to $5,000 for the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Exhibit A:

     (a) To the extent permitted by law, ATS will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by ATS of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and ATS will reimburse each such Holder, officer or director; underwriter or controlling person for any legal or other expenses as incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of ATS (which consent shall not be unreasonably withheld), nor shall ATS be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless ATS, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls ATS within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which ATS or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person, may become subject, under the Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses as incurred by ATS or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7(b) shall not apply to amounts pain in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 7(b) exceed the gross proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

     (d) The obligations of ATS and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Exhibit A, and otherwise.

8. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of ATS to the public without registration or pursuant to a registration on Form S-3, ATS agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the date hereof;

     (b) file with the SEC in a timely manner all reports and other documents required of ATS under the Act and the Exchange Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, on an annual basis or otherwise, upon request (i) a written statement by ATS that it has complied with the reporting requirements of SEC Rule 144, the Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of ATS and such other reports and documents so filed by ATS and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to any such SEC rule or regulation.

9. Assignment of Registration Rights. The rights to cause ATS to register Registrable Securities pursuant to this Exhibit A may be assigned by S&N only to an Affiliate of S&N and, and only where (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such Affiliate becomes a party to the agreement reflected in this Exhibit or agrees in writing to be subject to the terms hereof to the same extent as if it were an original Holder hereunder and (iii) ATS is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Affiliate and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such Affiliate is restricted under the Act. "Affiliate" for purposes of this Section 9 shall mean any corporation or other entity controlling, controlled by, or under common control with S&N.

10. Amendment of Registration Rights. Any provision of this Exhibit A may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of ATS and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the holder of any Registrable Securities at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and ATS.

11. Termination of Registration Rights. ATS's obligations pursuant to this Exhibit A shall terminate seven (7) years from the date of the Stock Election Notice.